EXHIBIT 99.4




Wells Fargo Student Loan Trust 2001-1
Characteristic of the Initial Financed Student Loans
As of the Closing Date, November 27, 2001

I      Composition of the Initial Financed Student Loans
       ---------------------------------------------------------------------------------------------------------------------------

       Aggregate Outstanding Principal Balance                                                    $ 485,148,803
       Number of Billing Accounts                                                                        62,805
       Average Outstanding Principal Balance per Billing Account                                        $ 7,725
       Number of Loans                                                                                  146,245
       Average Outstanding Principal Balance per Loan                                                   $ 3,317
       Weighted Average Remaining Term to Maturity (1)                                                   126.46
       Weighted Average Annual Borrower Interest Rate                                                   6.3433%

       (1) Determined from the Closing Date to the stated maturity date of the applicable Student Loans, assuming repayment commenced promptly upon expiration of the typical grace period following the expected graduation date and without giving effect to any deferral or forbearance periods that may be granted in the future.




II     Distribution of the Initial Financed Student Loans by Loan Type
       ----------------------------------------------------------------------------------------------------------------------
                                                                               Percent of
                                                         Aggregate           Initial Financed
                                                        Outstanding          Student Loans by
                                                         Principal              Outstanding            Number of
       Loan Type                                          Balance            Principal Balance           Loans
       ----------------------------------------------------------------------------------------------------------------------
       Consolidation                                   $ 61,870,004                12.75%                 3,940
       PLUS                                              24,770,360                 5.11%                 5,491
       SLS                                                4,524,076                 0.93%                   965
       Stafford/Subsidized                              241,094,190                49.69%                89,045
       Stafford/Unsubsidized                            152,890,173                31.51%                46,804
       ----------------------------------------------------------------------------------------------------------------------
                                                      $ 485,148,803               100.00%               146,245
       ======================================================================================================================

III    Distribution of the Initial Financed Student Loans by Borrower Interest Rates

       ----------------------------------------------------------------------------------------------------------------------
                                                                               Percent of
                                                         Aggregate           Initial Financed
                                                        Outstanding          Student Loans by
       Range of                                          Principal              Outstanding            Number of
       Interest Rates (1)                                 Balance            Principal Balance           Loans
       ----------------------------------------------------------------------------------------------------------------------
       Less than 5.50%                                $ 150,161,725                30.95%                48,620
       5.50% to 5.99%                                    74,820,754                15.42%                24,661
       6.00% to 6.49%                                    43,281,220                 8.92%                14,086
       6.50% to 6.99%                                   163,347,103                33.67%                54,592
       7.00% to 7.49%                                     2,618,609                 0.54%                   251
       7.50% to 7.99%                                     8,466,567                 1.75%                   670
       8.00% to 8.49%                                    22,943,518                 4.73%                 2,241
       8.50% to 8.99%                                        18,783                 0.00%                    10
       9.00% to 9.49%                                    19,336,400                 3.99%                 1,101
       9.50% or greater                                     154,125                 0.03%                    13
       ----------------------------------------------------------------------------------------------------------------------
                                                      $ 485,148,803               100.00%               146,245
       ======================================================================================================================

       (1) Determined using the interest rates applicable to the Initial
       Financed Student Loans as of the Closing Date. However, because some of the Initial Financed Student Loans effectively bear interest at a variable rate per annum to the borrower, there can be no assurance that the foregoing information will remain applicable to the Initial
       Financed Student Loans at any time after the Closing Date.











Wells Fargo Student Loan Trust 2001-1
Characteristic of the Initial Financed Student Loans
As of the Closing Date, November 27, 2001



IV     Distribution of the Initial Financed Student Loans by Outstanding Principal Balance
       ----------------------------------------------------------------------------------------------------------------------
                                                                               Percent of
                                                         Aggregate          Initial Financed
                                                        Outstanding         Student Loans by
       Range of Outstanding                              Principal            Outstanding              Number of
       Principal Balance                                 Balance             Principal Balance         Accounts (1)
       ----------------------------------------------------------------------------------------------------------------------
       Less than $2,000                                $ 13,043,939                 2.69%                11,467
       $2,000 to $3,999                                  48,625,662                10.02%                16,787
       $4,000 to $5,999                                  47,214,362                 9.73%                 9,536
       $6,000 to $7,999                                  46,901,833                 9.67%                 6,872
       $8,000 to $9,999                                  32,095,908                 6.62%                 3,601
       $10,000 to $11,999                                31,546,968                 6.50%                 2,881
       $12,000 to $13,999                                25,717,543                 5.30%                 1,979
       $14,000 to $15,999                                26,620,784                 5.49%                 1,788
       $16,000 to $17,999                                25,489,970                 5.25%                 1,502
       $18,000 to $19,999                                21,482,414                 4.43%                 1,135
       $20,000 to $21,999                                19,436,952                 4.01%                   926
       $22,000 to $23,999                                16,254,549                 3.35%                   707
       $24,000 to $25,999                                15,645,456                 3.22%                   627
       $26,000 to $27,999                                12,402,049                 2.56%                   460
       $28,000 and above                                102,670,413                21.16%                 2,537
       ----------------------------------------------------------------------------------------------------------------------
                                                      $ 485,148,803               100.00%                62,805
       ======================================================================================================================

       (1) Determined by aggregating all loans of a borrower in accordance with the servicing agreement with the sub-servicer, which generally provides that all loans of a unique borrower which are the same loan type and have the same terms are serviced as one account.


V      Distribution of the Initial Financed Student Loans by School Type
       ----------------------------------------------------------------------------------------------------------------------
                                                                               Percent of
                                                         Aggregate           Initial Financed
                                                        Outstanding          Student Loans by
                                                         Principal             Outstanding             Number of
       School Type                                        Balance            Principal Balance           Loans
       ----------------------------------------------------------------------------------------------------------------------
       2-Year School                                   $ 36,279,512                 7.48%                14,805
       4-Year School                                    398,495,277                82.14%               115,312
       Vocational School                                 49,273,009                10.16%                16,051
       Other                                              1,101,005                 0.23%                    77
       ----------------------------------------------------------------------------------------------------------------------
                                                      $ 485,148,803               100.00%               146,245
       ======================================================================================================================

VI     Distribution of the Initial Financed Student Loans by Remaining Term to Scheduled Maturity
       ----------------------------------------------------------------------------------------------------------------------
                                                                               Percent of
                                                          Aggregate         Initial Financed
       Number of Months                                  Outstanding        Student Loans by
       Remaining to                                       Principal            Outstanding              Number of
       Scheduled Maturity (1)                              Balance          Principal Balance             Loans
       ----------------------------------------------------------------------------------------------------------------------
       Less than 25                                     $ 3,133,155                 0.65%                 5,918
       25 to 36                                           6,527,675                 1.35%                 5,242
       37 to 48                                          10,705,066                 2.21%                 6,201
       49 to 60                                          15,724,317                 3.24%                 7,543
       61 to 72                                          21,024,398                 4.33%                 8,650




Wells Fargo Student Loan Trust 2001-1
Characteristic of the Initial Financed Student Loans
As of the Closing Date, November 27, 2001



       73 to 84                                          21,120,542                 4.35%                 7,679
       85 to 96                                          29,591,213                 6.10%                 9,169
       97 to 108                                         67,460,837                13.91%                19,551
       109 to 120                                        72,079,050                14.86%                19,478
       121 to 132                                        64,195,359                13.23%                17,181
       133 to 144                                        47,286,603                 9.75%                13,764
       145 to 156                                        35,832,133                 7.39%                10,659
       157 to 168                                        20,432,248                 4.21%                 5,782
       169 to 180                                        19,849,838                 4.09%                 5,057
       181 to 192                                         7,862,988                 1.62%                 1,582
       193 and above                                     42,323,381                 8.72%                 2,789
       ----------------------------------------------------------------------------------------------------------------------
                                                      $ 485,148,803               100.00%               146,245
       ======================================================================================================================

       (1) Determined from the Closing Date to the stated maturity date of the applicable Student Loans, assuming repayment commenced promptly upon expiration of the typical grace period following the expected graduation date and without giving effect to any deferral or forbearance periods that may be granted in the future.

VII    Distribution of the Initial Financed Student Loans by Borrower Payment Status
       ----------------------------------------------------------------------------------------------------------------------
                                                                                Percent of
                                                         Aggregate           Initial Financed
                                                        Outstanding          Student Loans by
       Borrower                                          Principal             Outstanding             Number of
       Payment Status                                    Balance              Principal Balance           Loans
       ----------------------------------------------------------------------------------------------------------------------
       School                                         $ 126,794,945                26.14%                41,418
       Grace                                             26,232,815                 5.41%                 7,687
       Deferment                                         64,076,810                13.21%                18,880
       Forbearance                                       53,669,075                11.06%                12,742
       Repayment                                        214,158,268                44.14%                65,472
       Claim                                                216,891                 0.04%                    46
       ----------------------------------------------------------------------------------------------------------------------
                                                      $ 485,148,803               100.00%               146,245
       ======================================================================================================================

VIII   Distribution of the Initial Financed Student Loans by Location
       ----------------------------------------------------------------------------------------------------------------------
                                                                                Percent of
                                                         Aggregate           Initial Financed
                                                        Outstanding          Student Loans by
       State/ Territories/                                Principal            Outstanding             Number of
       Other (1)                                           Balance           Principal Balance           Loans
       ----------------------------------------------------------------------------------------------------------------------
       Armed Forces - Europe                              $ 569,284                 0.12%                   165
       Alaska                                               975,678                 0.20%                   333
       Alabama                                            1,114,095                 0.23%                   335
       Armed Forces - Pacific                               244,626                 0.05%                    58
       Arkansas                                             538,404                 0.11%                   126
       Arizona                                            6,162,120                 1.27%                 1,872
       California                                        18,913,655                 3.90%                 5,457
       Colorado                                         348,151,936                71.76%               106,137
       Connecticut                                          730,258                 0.15%                   207
       District of Columbia                                 365,284                 0.08%                   100
       Delaware                                             126,576                 0.03%                    32
       Foreign Countries                                  1,350,161                 0.28%                   252
       Florida                                            4,985,637                 1.03%                 1,469




Wells Fargo Student Loan Trust 2001-1
Characteristic of the Initial Financed Student Loans
As of the Closing Date, November 27, 2001

       Georgia                                            3,019,252                 0.62%                   841
       Guam                                                  78,346                 0.02%                    19
       Hawaii                                             2,504,833                 0.52%                   774
       Iowa                                               2,394,359                 0.49%                   667
       Idaho                                                972,052                 0.20%                   308
       Illinois                                           4,751,296                 0.98%                 1,455
       Indiana                                            1,035,549                 0.21%                   348
       Kansas                                             2,856,093                 0.59%                   869
       Kentucky                                             388,665                 0.08%                   134
       Louisiana                                          1,452,733                 0.30%                   358
       Massachusetts                                      1,542,704                 0.32%                   429
       Maryland                                           1,362,868                 0.28%                   377
       Maine                                                516,807                 0.11%                   127
       Michigan                                           2,100,217                 0.43%                   535
       Minnesota                                          2,922,134                 0.60%                   811
       Missouri                                           2,699,819                 0.56%                   798
       Mississippi                                          411,516                 0.08%                    97
       Montana                                            1,240,263                 0.26%                   398
       North Carolina                                     1,468,418                 0.30%                   459
       North Dakota                                         460,674                 0.09%                   113
       Nebraska                                          15,950,022                 3.29%                 5,620
       New Hampshire                                        575,849                 0.12%                   138
       New Jersey                                         1,190,721                 0.25%                   345
       New Mexico                                         4,396,672                 0.91%                 1,478
       Nevada                                             2,384,757                 0.49%                   682
       New York                                           3,838,633                 0.79%                   975
       Ohio                                               2,374,169                 0.49%                   546
       Oklahoma                                           1,741,871                 0.36%                   520
       Oregon                                             3,155,920                 0.65%                   890
       Pennsylvania                                       1,860,928                 0.38%                   504
       Puerto Rico                                           84,677                 0.02%                    15
       Rhode Island                                         347,967                 0.07%                    96
       South Carolina                                     1,324,198                 0.27%                   405
       South Dakota                                       1,345,504                 0.28%                   372
       Tennessee                                          1,702,992                 0.35%                   468
       Texas                                             10,441,304                 2.15%                 2,912
       Utah                                               2,168,474                 0.45%                   657
       Virginia                                           2,518,033                 0.52%                   620
       Virgin Islands                                        11,513                 0.00%                     5
       Vermont                                              393,233                 0.08%                    87
       Washington                                         3,931,805                 0.81%                 1,098
       Wisconsin                                          1,705,813                 0.35%                   462
       West Virginia                                        132,865                 0.03%                    48
       Wyoming                                            3,164,569                 0.65%                   842
       ----------------------------------------------------------------------------------------------------------------------
                                                      $ 485,148,803               100.00%               146,245
       ======================================================================================================================

       (1) Based on the permanent billing address of the borrowers as shown on the Servicer's records





Wells Fargo Student Loan Trust 2001-1
Characteristic of the Initial Financed Student Loans
As of the Closing Date, November 27, 2001



IX     Distribution of the Initial Financed Student Loans by Date of Disbursement
       ----------------------------------------------------------------------------------------------------------------------
                                                                                Percent of
                                                         Aggregate           Initial Financed
                                                        Outstanding          Student Loans by
       Date of                                           Principal             Outstanding            Number of
       Disbursement (1)                                   Balance            Principal Balance           Loans
       ----------------------------------------------------------------------------------------------------------------------
       Pre-October 1, 1993                             $ 22,399,224                 4.62%                10,275

       On or After October 1,1993 and
       Prior to October 1, 1998                         223,384,336                46.04%                66,950

       On or After October 1,1998 and
       Prior to January 1, 2000                         102,417,998                21.11%                29,014

       January 1 ,2000 and there after                  136,947,244                28.23%                40,006
       ----------------------------------------------------------------------------------------------------------------------
                                                      $ 485,148,802               100.00%               146,245
       ======================================================================================================================

       (1) Student Loans disbursed prior to October 1, 1993, are 100% guaranteed by the Guarantors and reinsured against default by the Department of Education up to a maximum of 100% of the Guarantee
       Payments. Student Loans disbursed on or after October 1, 1993, and prior to October 1, 1998, are 98% guaranteed by the Guarantors and reinsured against default by the Department of Education up to a maximum of 98% of the Guarantee Payments. Student Loans disbursed on or after October 1, 1998, are 98% guaranteed by the Guarantors and reinsured against default by the Department of Education up to a maximum of 95% of the Guarantee Payments.


X      Distribution of the Initial Financed Student Loans by Days Delinquent
       ----------------------------------------------------------------------------------------------------------------------
                                                                                Percent of
                                                         Aggregate           Initial Financed
                                                        Outstanding          Student Loans by
                                                          Principal            Outstanding            Number of
       Days Delinquent                                     Balance           Principal Balance           Loans
       ----------------------------------------------------------------------------------------------------------------------
       0 - 30                                         $ 463,513,134                95.54%               139,160
       31 - 60                                            8,175,741                 1.69%                 2,585
       61 - 90                                            4,113,404                 0.85%                 1,170
       91 - 120                                           2,384,407                 0.49%                   746
       121 - 150                                          1,638,333                 0.34%                   578
       151 - 180                                            903,635                 0.19%                   351
       181 - 220                                          4,420,149                 0.91%                 1,655
       ----------------------------------------------------------------------------------------------------------------------
                                                      $ 485,148,803               100.00%               146,245
       ======================================================================================================================

XI     Distribution of the Initial Financed Student Loans by Guarantee Agency
       ----------------------------------------------------------------------------------------------------------------------
                                                                               Percent of
                                                         Aggregate           Initial Financed
                                                        Outstanding          Student Loans by
       Name of                                           Principal             Outstanding            Number of
       Guarantee Agency                                   Balance            Principal Balance           Loans
       ----------------------------------------------------------------------------------------------------------------------
       CSLP                                           $ 454,758,195                93.74%               135,155
       ISAC                                               1,966,355                 0.41%                   758
       National Student Loan                             28,424,252                 5.86%                10,332
       ----------------------------------------------------------------------------------------------------------------------
                                                      $ 485,148,803               100.00%               146,245
       ======================================================================================================================

